                                                                    EXHIBIT 23.1


                     [LETTERHEAD OF SMITH, NIXON & CO. LLP]



                          INDEPENDENT AUDITORS' CONSENT


     We consent to the inclusion in this registration statement on Form 40-F of our report, dated February 28, 2003, relating to the financial statements of FNX Mining Company Inc. for the year ended December 31, 2002 and the six-month period ended December 31, 2001.

Dated: May 30, 2003


                                                     Very truly yours,


                                                     "Smith, Nixon & Co. LLP"
                                                     Smith, Nixon & Co. LLP
                                                     Chartered Accountants
                                                     Toronto, Canada